GSR05AR6 - Price/Yield - 2A1

Balance	$387,234,000.00	Delay	24
Coupon	4.542	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
99-10	5.663	5.504	5.365	5.248	5.151	5.076	5.022	4.986	Yield
99-10	150	146	141	134	127	121	117	114	Spread
99-11	5.659	5.498	5.357	5.239	5.140	5.063	5.006	4.968	Yield
99-11	150	145	140	133	126	120	115	113	Spread
99-12	5.655	5.492	5.350	5.230	5.129	5.050	4.990	4.950	Yield
99-12	149	145	140	132	125	118	113	111	Spread
99-13	5.651	5.487	5.343	5.221	5.118	5.036	4.975	4.931	Yield
99-13	149	144	139	131	124	117	112	109	Spread
99-14	5.647	5.481	5.336	5.212	5.107	5.023	4.959	4.913	Yield
99-14	149	144	138	130	122	116	110	107	Spread
99-15	5.643	5.476	5.328	5.202	5.096	5.010	4.943	4.895	Yield
99-15	148	143	138	129	121	114	109	105	Spread
99-16	5.639	5.470	5.321	5.193	5.085	4.997	4.928	4.877	Yield
99-16	148	143	137	129	120	113	107	103	Spread
99-17	5.635	5.465	5.314	5.184	5.074	4.983	4.912	4.858	Yield
99-17	147	142	136	128	119	112	106	102	Spread
99-18	5.631	5.459	5.307	5.175	5.063	4.970	4.896	4.840	Yield
99-18	147	142	135	127	118	110	104	100	Spread
99-19	5.627	5.454	5.300	5.166	5.052	4.957	4.881	4.822	Yield
99-19	146	141	135	126	117	109	102	98	Spread
99-20	5.623	5.448	5.293	5.157	5.041	4.944	4.865	4.804	Yield
99-20	146	140	134	125	116	108	101	96	Spread
99-21	5.619	5.443	5.285	5.148	5.030	4.931	4.850	4.786	Yield
99-21	146	140	133	124	115	106	99	94	Spread
99-22	5.615	5.437	5.278	5.139	5.019	4.917	4.834	4.768	Yield
99-22	145	139	133	123	114	105	98	93	Spread
99-23	5.611	5.432	5.271	5.130	5.008	4.904	4.819	4.749	Yield
99-23	145	139	132	122	112	104	96	91	Spread
99-24	5.607	5.426	5.264	5.121	4.997	4.891	4.803	4.731	Yield
99-24	144	138	131	121	111	102	95	89	Spread
99-25	5.603	5.421	5.257	5.112	4.986	4.878	4.788	4.713	Yield
99-25	144	138	130	120	110	101	93	87	Spread
99-26	5.599	5.415	5.250	5.104	4.975	4.865	4.772	4.695	Yield
99-26	144	137	130	120	109	100	92	85	Spread
99-27	5.595	5.410	5.243	5.095	4.964	4.852	4.757	4.677	Yield
99-27	143	137	129	119	108	98	90	84	Spread
99-28	5.591	5.404	5.235	5.086	4.953	4.838	4.741	4.659	Yield
99-28	143	136	128	118	107	97	88	82	Spread
99-29	5.587	5.399	5.228	5.077	4.942	4.825	4.726	4.641	Yield
99-29	142	136	128	117	106	96	87	80	Spread
99-30	5.583	5.393	5.221	5.068	4.931	4.812	4.710	4.623	Yield
99-30	142	135	127	116	105	95	85	78	Spread

WAL	11.72	7.73	5.54	4.20	3.32	2.70	2.25	1.90
Principal	Oct05 - Sep34	Oct05 - Sep34	Oct05 - Sep34	Oct05 - Sep34	Oct05 - Sep34	Oct05 - Sep34	Oct05 - Sep34	Oct05 - Sep34
Window
All scenariosto Maturity
Index	CMT 1yr = 3.77
Swap as	1YR	4.08
of 9/7/05	2YR	4.2346
	3YR	4.2928
	4YR	4.336
	5YR	4.3772
	8YR	4.499
	9YR	4.5376
	10YR	4.575
	11YR	4.6127
	12YR	4.647

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.